Morgan Stanley Institutional Fund Trust - High Yield
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3


Securities Purchased:  Anglo American PLC 3.750% due
4/10/2022
Purchase/Trade Date:	4/3/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.092%
Percentage of Fund's Total Assets: 0.21%
Brokers:  Citigroup, Morgan Stanley, Credit Suisse,
Goldman, Sachs & Co., UBS Investment Bank, BMO
Capital Markets, Mizuho Securities, Santander, SMBC
Nikko
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Anglo American PLC 4.750% due
4/10/2027
Purchase/Trade Date:	4/3/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.071%
Percentage of Fund's Total Assets: 0.38%
Brokers: Citigroup, Morgan Stanley, Credit Suisse,
Goldman, Sachs & Co., UBS Investment Bank, BMO
Capital Markets, Mizuho Securities, Santander, SMBC
Nikko
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.












Securities Purchased:  FMG Resources (August 2006)
Pty Ltd. 4.750% due 5/15/2022
Purchase/Trade Date:	5/9/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.090%
Percentage of Fund's Total Assets: 0.51%
Brokers: J.P. Morgan, Credit Suisse, Deutsche Bank
Securities, Morgan Stanley
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.






Securities Purchased:  THC Escrow Corporation (Tenet
Health) III 7.000% due 8/1/2025
Purchase/Trade Date:	6/5/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.030%
Percentage of Fund's Total Assets: 0.11%
Brokers: Barclays, BofA Merrill Lynch, Goldman Sachs
& Co. LLC, Capital One Securities, Citigroup, RBC
Capital Markets, SunTrust Robinson Humphrey, Wells
Fargo Securities, Morgan Stanley, Scotiabank
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.



Securities Purchased:  Intelsat Jackson Holdings SA
9.750% due 7/15/2025
Purchase/Trade Date:	6/19/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.037%
Percentage of Fund's Total Assets: 0.42%
Brokers: J.P. Morgan, Morgan Stanley, Goldman Sachs
& Co. LLC, Credit Suisse, Guggenheim Securities
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.





Securities Purchased:  CCO Holdings Capital Corp.
5.000% due 2/1/2028
Purchase/Trade Date:	8/3/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund: 0.067%
Percentage of Fund's Total Assets: 0.74%
Brokers: BofA Merrill Lynch, Citigroup, Credit Suisse,
Deutsche Bank Securities, Wells Fargo Securities, UBS
Investment Bank, Goldman Sachs & Co., LLC, Mizuho
Securities, RBC Capital Markets, SunTrust Robinson
Humphrey, US Bancorp, MUFG, Scotiabank, TD
Securities, Credit Agricole CIB, SMBC Nikko,
LionTree, Morgan Stanley, C.L. King & Associates,
Mischler Financial Group, Inc., Ramirez & Co., Inc.,
The Williams Capital Group, L.P.
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.









Securities Purchased:  ViaSat, Inc. 5.625% due
9/15/2025
Purchase/Trade Date:	9/7/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.054%
Percentage of Fund's Total Assets: 0.27%
Brokers: BofA Merrill Lynch, J.P. Morgan, SunTrust
Robinson Humphrey, Credit Suisse, Morgan Stanley,
MUFG, Citizens Capital Markets, BBVA, BNP
PARIBAS
Purchased from: Merrill Lynch, Pierce Fenner & Smith
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.


Securities Purchased:  Istar Inc. 4.625% due 9/15/2020
Purchase/Trade Date:	9/14/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075%
Percentage of Fund's Total Assets: 0.22%
Brokers: J.P. Morgan, BofA Merrill Lynch, Barclays,
Morgan Stanley, Raymond James, US Bancorp,
Citigroup, Mizuho Securities, Wells Fargo Securities
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.












Securities Purchased:  NextEra Energy Operating
Partners, LP 4.250% due 9/15/2024
Purchase/Trade Date:	9/18/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.020%
Percentage of Fund's Total Assets: 0.08%
Brokers: Barclays, BofA Merrill Lynch, Credit Suisse,
Goldman Sachs & Co. LLC, J.P. Morgan, Morgan
Stanley, MUFG, Scotiabank, UBS Investment Bank,
Wells Fargo Securities, BMO Capital Markets, KeyBanc
Capital Markets, RBC Capital Markets, Regions
Securities LLC, SMBC Nikko, SunTrust Robinson
Humphrey
Purchased from: Merrill Lynch, Pierce Fenner & Smith
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.